UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 10, 2010

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Grants and Awards

On February 10, 2010, the Compensation Committee of the Board (the “Compensation Committee”) approved compensation for certain of the elected officers of the Company.

Chief Executive Officer

In November 2009, the Company issued a press release announcing that the appointment of Michael D. White as President and Chief Executive Officer effective January 1, 2010 and his election as a Director effective immediately.  The primary terms of Mr. White’s employment were documented in a term sheet filed as Exhibit 10.1 to Form 8-K of The DIRECTV Group, Inc. filed on November 19, 2009.  These terms were later incorporated into an employment agreement between the Company and Mr. White effective as of January 1, 2010 (the “Employment Agreement”), a copy of which was filed as Exhibit 10.1 to Form 8-K of DIRECTV filed on January 7, 2010.  Please refer to the Employment Agreement for more information regarding Mr. White’s compensation.  Because Mr. White’s compensation arrangements for 2010 have been previously disclosed, references hereinafter to “named executive officers” means the named executive officers other than the Chief Executive Officer.

Other Named Executive Officers

At the February 10, 2010 meeting, the Compensation Committee approved compensation for the named executive officers as follows:

(i)	2010 base salaries for the Company’s named executive officers,

(ii)
cash bonuses for 2009 pursuant to the Company’s Amended and Restated Executive Officer Cash Bonus Plan (“Bonus Plan”) in addition to amounts previously paid pursuant to the Interim Chief Executive Officer Short-Term Cash Incentive Plan attached as Exhibit 10.1 to Form 8-K of The DIRECTV Group, Inc. filed on August 10, 2009,

(iii)
vesting and issuance of shares of the Company’s Class A common stock pursuant to prior performance-based restricted stock units or RSUs granted in 2007 to the named executive officers for the performance period 2007-2009 pursuant to the Company’s Amended and Restated 2004 Stock Plan (“2004 Stock Plan”), and

(iv)	grants to the named executive officers of performance-based RSUs for the performance period 2010-2012 pursuant to the 2004 Stock Plan, as follows:

Name and Position of Executive Officer with the Company	Base Salary for 2010	Cash Bonus for 2009	Shares To Be Issued Pursuant to 2007 RSU Award	Restricted Stock Unit Grant for 2010
Bruce Churchill President - New Enterprises and DIRECTV Latin America, LLC	$1,332,500	$2,100,000	52,500	59,759

Larry Hunter Interim Chief Executive Officer, Executive Vice President, Legal, Administration and Human Resources and General Counsel	$1,025,024	$1,700,000	49,875	58,345

Michael Palkovic Executive Vice President - Operations	$843,024	$725,000	49,875	45,897

Romulo Pontual Executive Vice President and Chief Technical Officer	$902,070	$700,000	36,750	37,345

Patrick Doyle Executive Vice President and Chief Financial Officer	$800,020	$675,000	26,250	41,380

Bonus Award

In establishing the cash bonus payment to each executive officer, the Compensation Committee first determined and certified, pursuant to the terms of the Bonus Plan, that the performance target for 2009 was satisfied, so that the Company could have paid the maximum bonus under the Bonus Plan of two times base salary for each named executive officer.  The Compensation Committee exercised its discretion in establishing the amounts of individual bonus awards for each executive officer with each final bonus for 2009 being less than the maximum.  The Compensation Committee took into consideration, among other things, each individual’s performance, the financial and operating performance of the Company, including customer satisfaction, and stock price performance in 2009.

Restricted Stock Unit Awards

With respect to the performance goals for RSUs granted in 2007 to named executive officers, the Compensation Committee determined the results for the three performance factors: (i) annual cash flow growth before interest and taxes, or CFBIT; (ii) annual growth in operating profit before depreciation and amortization or OPBDA, and (iii) annual revenue growth.  The Company performance for 2009 was above threshold and below target amounts for each performance factor.  After applying the applicable weighting factor to the three performance factors, overall average performance for 2009 was below target (64%).  This amount was averaged with overall performance in 2008 which exceeded target (144%) and the overall average performance for 2007 which also exceeded target (107%).  The final 2007-2009 adjustment factor was slightly above target at 105%.  This 105% performance factor was multiplied by the number of 2007-2009 RSUs granted to each named executive officer to determine the number of RSUs that would be converted one-for-one into shares of DIRECTV Class A common stock and issued to each officer.

With respect to the performance goals for RSUs granted in 2008 to the named executive officers, the Compensation Committee determined, for the second year of the 2008-2010 three-year performance period, the results of the three performance factors, which are the same as the performance factors for the 2007 RSU awards described above.  Overall average performance for 2009 was below target (64%) and will be averaged with the overall average performance for 2008 which was above target (144%) and for 2010 to determine the final 2008-2010 adjustment factor.  In each case, to determine the final adjustment factor, the Compensation Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the 2004 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 125%.

With respect to the performance goals for RSUs granted in 2009 to the named executive officers, the Compensation Committee determined, for the first year of the 2009-2011 three-year performance period, the results of the three performance factors:  (i) CFBIT, (ii) annual earnings per share growth, and (iii) annual revenue growth.  Overall average performance for 2009 was below target (82.7%) and will be averaged with the overall average performance for 2010 and 2011 to determine the final 2009-2011 adjustment factor.  In each case, to determine the final adjustment factor, the Compensation Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the 2004 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 125%.

The Compensation Committee established performance goals under the 2004 Stock Plan for the RSUs awarded to named executive officers for 2010, with the following performance factors: (i) CFBIT, (ii) annual growth in earnings per share, and (iii) annual revenue growth over the three-year period from January 1, 2010 through December 31, 2012.  A copy of the summary terms and conditions for the 2010 RSU grants is attached to this report as Exhibit 10.1.  The Compensation Committee also established the performance target for determination of the maximum amount payable to any executive officer in calendar year 2010 under the Bonus Plan, which is to be based on CFBIT.  A copy of the summary terms and conditions for the 2010 Bonus is attached to this report as Exhibit 10.2.

The description of each document in this report, including the Bonus Plan and 2004 Stock Plan, previously filed with the SEC on April 27, 2007 as exhibits to the Definitive Proxy Statement of The DIRECTV Group, Inc., on Schedule 14A, is qualified in its entirety by reference to the applicable document, which is included herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d)	Exhibits.

10.1	Summary Terms – 2010 Restricted Stock Unit Grants
10.2	Summary Terms – 2010 Bonus

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: February 17, 2010	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

Exhibit Index

(d)	Exhibits.

10.1	Summary Terms – 2010 Restricted Stock Unit Grants
10.2	Summary Terms – 2010 Bonus